SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 20, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                             BUSINESSMALL.COM, INC.
                             ----------------------
              Exact name of registrant as specified in its charter

        Nevada                          0-15413                 95-3480640
        ------                          -------                 ----------
State of other jurisdiction of    Commission File No.         I.R.S. Employer
incorporation or organization                                     ID No.

               18489 U.S. Highway 19 N., Clearwater, Florida 33764
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (727) 507-3555


                                       N/A
           ----------------------------------------------------------
          (Former name or former address if changed since last report)

Item 6.    RESIGNATION OF REGISTRANT'S DIRECTORS

         On November 20, 2000, Charles Meeks and Jack Hurt, resigned their positions as directors of the Company for personal reasons, effective immediately. The Registrant filled one of the vacancies created by these resignations with Mr. Stuart Aarons. In a related matter, the Board resolved to reduce its size to five, thereby eliminating any vacancies. The Company's current Board is made up by the following individuals:

         John P. Scafidi - Chairman
         Stuart Aarons
         Eric Wey
         James C. Watson
         Michael Kogan

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None.

         (b)      Exhibits

                  6.1      Charles Meeks' Resignation Letter dated November 20,
                           2000.

                  6.2      Jack Hurt's Resignation Letter dated November 20,
                           2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BUSINESSMALL.COM, INC.



                                                 By:  /s/ John P. Scafidi
                                                      -------------------------
                                                      John P. Scafidi

Dated:  November 21, 2000

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